UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2009

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado		80021
(Address of principal executive offices)		(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On April 28, 2009, Level 3 Communications, Inc. (“Level 3”) issued a press release relating to, among other things, first quarter 2009 financial results, including certain full year 2009 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
None

(b)	Pro Forma Financial Information
None

(c)	Shell Company Transactions
None

(d)	Exhibits

	99.1	Press Release dated April 28, 2009, relating to, among other things, first quarter 2009 financial results, including certain full year 2009 financial projections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date:  April 28, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 28, 2009, relating to, among other things, first quarter 2009 financial results, including certain full year 2009 financial projections.